Exhibit 99.01

News Release

Brooke Corporation Agrees to Acquire Controlling Interest

in First American Capital Corporation

OVERLAND PARK, Kan., Oct. 6, 2006 – Brooke Corporation (Nasdaq:BXXX), today announced that it has entered into a definitive agreement to acquire 55 percent of the common stock of First American Capital Corporation for $3 million in cash and future performance-related consideration. The closing of the transaction is subject to regulatory approvals and standard closing conditions, and is expected to occur during the fourth quarter of this year.

First American Capital Corporation is a public company with headquarters in Topeka, Kan., and more than 4,000 shareholders. Its primary subsidiary is First Life America Corporation, a Kansas domiciled life insurance company that offers life insurance and annuity products. It also owns First Life Brokerage, Inc., a broker of life, health, disability and annuity products underwritten by insurance companies other than First Life America.

Robert D. Orr, chairman and chief executive officer of Brooke, stated, “We are excited about the opportunities that the acquisition of this ownership interest in First American Capital brings to Brooke, to Brooke franchisees, and to First American Capital. For Brooke and the independent Brooke franchisees, it represents the continuation of a strategy to leverage our relationship to provide additional products and services that complement the standard property and casualty insurance policies our franchisees currently offer. In this respect, the rationale supporting this acquisition is the same rationale behind our proposed acquisition of Generations Bank.”

Orr added, “We also believe that our franchise network and our Internet-based management system offers First Life America and First Life Brokerage opportunities to significantly expand their distribution networks for their insurance and annuity products. As a public company, First American Capital has better access to the capital required to help support the premium growth anticipated to result from these expanded networks.”

Although Brooke and First American Capital expect the synergies between them to produce long-term results, First American Capital’s operations are expected to have minimal impact on Brooke Corporation’s overall consolidated 2006 and 2007 annual earnings.

The definitive agreements provide for Brooke to initially acquire at closing for a price of $2,552,132 approximately 46.8 percent of First American Capital’s then outstanding common stock and a warrant to purchase additional common stock that, when exercised, will increase the aggregate ownership to approximately 55 percent of such common stock on a fully diluted basis. The warrant is exercisable at a price of $447,818 after First American Capital’s Articles of Incorporation are amended by its shareholders to increase its authorized shares of common stock to 25 million shares and its authorized shares of preferred stock to 1,550,000 shares. The amendment will also reduce the common stock’s par value per share from $0.10 to $0.01.

As a part of the transaction, Brooke’s brokerage subsidiary will agree not to engage in any new managing general agent loan brokerage business after the closing and to then provide support and assistance to First Life Brokerage to enable it to thereafter conduct that business. In addition to cash consideration of $3 million for the shares of common stock, the agreements provide that Brooke shall pay to First American Capital up to $6 million as additional consideration for such shares if $6 million of pretax profits are not generated over a three-year period by the life insurance brokerage subsidiary in accordance with a specified schedule.

Among other things, the agreements also provide for obligations regarding the future listing of First American Capital common stock on a national stock exchange and a related 3-for-1 reverse stock split; a modified “Dutch Auction” style tender offer by First American Capital for $500,000 of outstanding shares of First American Capital common stock, subject to certain adjustments; certain human resources, accounting, compliance and communications services to be provided by Brooke to First American in exchange for a fee; Brooke’s limited support of First American Capital’s capital budget for three years after closing; certain limitations on Brooke’s ability to transfer its First American Capital common stock during that three-year period; and the formation of a committee of independent directors of First American Capital’s Board of Directors for a limited term to approve or disapprove certain specified types of actions and transactions.

About our company…Brooke Corporation is listed on the Nasdaq National Market under the symbol “BXXX”. Brooke Corporation is a holding company with three operating subsidiaries. Brooke Franchise Corporation is a subsidiary that distributes insurance and financial services through a network of over 650 franchise locations. Brooke Credit Corporation is a subsidiary that originates loans to insurance agencies and other businesses that sell insurance or financial services, including Brooke franchisees. Brooke Brokerage Corporation is a subsidiary that brokers hard-to-place insurance and offers other services that complement the standard property and casualty insurance polices Brooke franchisees typically sell. For more information, go to http://www.brookecorp.com.

Contact… Anita Larson, Brooke Corporation, larsa@brookecorp.com or 913-661-0123

E-mail Distribution…To receive electronic press alerts, visit the Brooke Corporation Media Room at http://brookecorp.mediaroom.com and subscribe to our e-mail alerts online through the Get the News link.

This press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainties that all regulatory approvals will be obtained, that all closing conditions will be met, that the closing of the transaction will occur, and that any closing will occur when expected; the uncertainty that plans relating to the Company’s relationship with First American Capital Corporation and the acquisition will be successfully implemented; the uncertainty that the parties to the transaction will be successful in listing First American Capital Corporation’s common stock on a national stock exchange; the uncertainty as to the effect of the potential acquisition on the Company’s earnings; the uncertainty that the Company or First American Capital Corporation will achieve short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the products and services of the Company or First American Capital Corporation, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability of the parties to the transaction to meet product demand, the availability of capital and funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation with the Securities and Exchange Commission. A more complete description of Brooke’s business is provided in Brooke Corporation’s most recent annual, quarterly and current reports, which are available from Brooke Corporation without charge or at www.sec.gov.

WITH RESPECT TO THE PROPOSED ISSUER TENDER OFFER FOR FIRST AMERICAN CAPITAL CORPORATION (FACC) COMMON STOCK DESCRIBED ABOVE, THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES OF FACC. THE SOLICITATION AND THE OFFER TO BUY SHARES OF FACC COMMON STOCK WILL BE MADE ONLY PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT FACC INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. FACC STOCKHOLDERS AND OTHER INVESTORS SHOULD READ THESE MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. ONCE FILED, FACC STOCKHOLDERS AND OTHER INVESTORS WILL BE ABLE TO OBTAIN COPIES OF THE TENDER OFFER STATEMENT ON SCHEDULE “TO,” THE OFFER TO PURCHASE AND RELATED DOCUMENTS WITHOUT CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMMISSION’S WEBSITE AT www.sec.gov. FACC STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THOSE MATERIALS PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE PROPOSED OFFER.